                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ William L. Armstrong
-------------------------------
William L. Armstrong

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ Robert G. Avis
------------------------
Robert G. Avis

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ George C. Bowen
------------------------------
George C. Bowen

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ Edward L. Cameron
------------------------
Edward L. Cameron

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ Jon S. Fossel
------------------
Jon S. Fossel

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
      Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ Sam Freedman
-------------------
Sam Freedman

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ Beverly Hamilton
------------------------
Beverly Hamilton

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ Robert J. Malone
------------------------
Robert J. Malone

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Principal  Protected  Trust IV (the
"Trust"),  to sign on my behalf any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ F. William Marshall
------------------------
F. William Marshall

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity  as a Trustee,  President  and  Principal  Executive  Officer of
Oppenheimer  Principal Protected Trust IV (the "Trust"),  to sign on my behalf any and all Registration  Statements (including any post-effective  amendments to Registration
Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and
any amendments and  supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission, granting  unto said  attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and  about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do  in  person,  hereby  ratifying  and  confirming  all  that  said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ John V. Murphy
------------------------
John V. Murphy

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                  POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Treasurer and Principal  Financial and  Accounting  Officer
of Oppenheimer  Principal  Protected Trust IV (the "Trust"),  to sign on my behalf any
and  all  Registration   Statements   (including  any  post-effective   amendments  to
Registration  Statements)  under the Securities  Act of 1933,  the Investment  Company
Act of 1940 and any  amendments  and  supplements  thereto,  and proxy  statements  or other  documents in  connection  thereunder,  and to file the same,  with all exhibits thereto,  and other documents in connection  therewith,  with the U.S.  Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full  power  and  authority  to do and  perform  each and  every  act and thing requisite  and  necessary  to be done in and  about the  premises,  as fully as to all intents  and  purposes  as I  might  or  could  do in  person,  hereby  ratifying  and confirming  all  that  said  attorneys-in-fact  and  agents,  and  each of  them,  may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of August, 2004

/s/ Brian W. Wixted
------------------------
Brian W. Wixted

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ William L. Armstrong
-------------------------------
William L. Armstrong

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ Robert G. Avis
------------------------
Robert G. Avis

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ George C. Bowen
------------------------------
George C. Bowen

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ Edward L. Cameron
------------------------
Edward L. Cameron

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ Jon S. Fossel
------------------
Jon S. Fossel

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
      Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ Sam Freedman
-------------------
Sam Freedman

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ Beverly Hamilton
------------------------
Beverly Hamilton

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ Robert J. Malone
------------------------
Robert J. Malone

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a Trustee  of  Oppenheimer  Main  Street  Fund,  Inc.  (the
"Fund"),  to sign on my behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the  Securities Act of
1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto, and proxy  statements  or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite and necessary to be done in and about the premises,  as fully  as to all  intents  and  purposes  as I might or  could  do in  person,  hereby ratifying  and  confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ F. William Marshall
------------------------
F. William Marshall

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity  as a Trustee,  President  and  Principal  Executive  Officer of
Oppenheimer  Main Street Fund,  Inc.  (the  "Fund"),  to sign on my behalf any and all
Registration  Statements  (including  any  post-effective  amendments to  Registration
Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and
any amendments and  supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission, granting  unto said  attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and  about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do  in  person,  hereby  ratifying  and  confirming  all  that  said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ John V. Murphy
------------------------
John V. Murphy

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane  T.  Tyler  and  Mitchell  J.  Lindauer  each  as my  true  and  lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Treasurer and Principal  Financial and  Accounting  Officer
of Oppenheimer  Main Street Fund, Inc. (the "Fund"),  to sign on my behalf any and all
Registration  Statements  (including  any  post-effective  amendments to  Registration
Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and
any amendments and  supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission, granting  unto said  attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite  and  necessary to be done in and  about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do  in  person,  hereby  ratifying  and  confirming  all  that  said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th day of June, 2004

/s/ Brian W. Wixted
------------------------
Brian W. Wixted

Witness: /s/ Kathleen Ives
         ---------------------
        Kathleen Ives
        Assistant Secretary